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                                                                  Exhibit No. 10

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors" and to the use of our report dated February 7, 2001 on Tactical Allocation Portfolio (one of the series of Michell Hutchins Series Trust), which is incorporated by reference in this Registration Statement (Form N-1A No. 33-10438) of Mitchell Hutchins Series Trust



                                                           /s/ Ernst & Young LLP
                                                           ERNST & YOUNG LLP

New York, New York
April 16, 2001